STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2003-1

Payment Number	1
Beginning Date of Collection Period	28-Aug-03
End Date of Collection Period	19-Oct-03
Payment Date	20-Oct-03
Previous Payment Date	n/a

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advance/Reimbursement	63,422,520.29
Principal Collections	55,839,057.66
Collections of Interest (net of Servicing Fee and principal recoveries)	7,167,683.94
Servicing fee	415,778.69
Principal recovery	-
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	63,422,520.29
Interest Paid to Certificates	1,448,266.04
Principal Paid to Certificates	61,558,475.56
Equity Certificate	-
Servicing Fee	415,778.69

Balance Reconciliation

Begin Principal Balance	730,147,942.97
Principal Collections (including repurchases)	55,839,057.66
Charge off Amount	0.00
End Principal Balance	674,308,885.31

Collateral Performance
Cash Yield (% of beginning balance)	9.12%
Charge off Rate (net of principal recoveries; % of beginning balance)	0.00%
Net Yield	9.12%

Delinquent Loans
one payment principal balance of loans	1,583,885.83
one payment number of loans	23
two payments principal balance of loans	0.00
two payments number of loans	-
three payments plus principal balance of loans	0.00
three payments plus number of loans	-

Home Equity Loan Detail
Number purchased pursuant to 2.02, 2.04 and 3.01	-
Principal Balance purchased pursuant to 2.02, 2.04 and 3.01	-
Substitution Adjustment Amounts	-
Number outstanding beginning of period	-
Number outstanding end of period	7,295
Number that went into REO	-
Principal Balance that went into REO	0.00

Overcollateralization
Begin OC Amount	76,665,942.97
OC Release Amount	0.00
Extra Principal Payment	5,719,417.90
End OC Amount	82,385,360.87

Target OC Amount	122,299,780.45
Interim OC Amount	76,665,942.97
Interim OC Deficiency	45,633,837.48

Monthly Excess Cashflow	5,719,417.90

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Note Principal Balance as Percent of Total Original Note Balance	90.58%

Interest Calculations
1 month LIBOR	1.11000%
Class A Formula Rate (1-mo. Libor plus 35 bps)	1.46000%
Class A Pass-Through Rate	1.46000%
Class M Formula Rate (1-mo. Libor plus 63 bps)	1.74000%
Class M Pass-Through Rate	1.74000%
Available Funds Cap	5.83387%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payments per $1,000	96.350165
2. Principal Payment per $1,000	94.200721
3. Interest Payment per $1,000	2.149444

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.46000%
2. Days in Accrual Period	53

3. Class A Interest Due	1,177,057.27
4. Class A Interest Paid	1,177,057.27
5. Class A Supplemental Interest Amount Paid	0.00

6. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Balance, BOP	547,610,000.00
2. Class A Principal Due	51,585,256.83
3. Class A Principal Paid	51,585,256.83
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Balance, EOP	496,024,743.17

7. Class A Note Principal Balance as a % of the Original Class A Note Principal Balance, EOP	0.9057993
8. Class A Note Principal Balance as a % of the Pool Balance, EOP	0.7356046

Class M Noteholder's Statement
A. Information on Payments
1. Total Payments per $1,000	96.762388
2. Principal Payment per $1,000	94.200721
3. Interest Payment per $1,000	2.561667

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	1.74000%
2. Days in Accrual Period	53

3. Class M Interest Due	271,208.77
4. Class M Interest Paid	271,208.77
5. Class M Supplemental Interest Amount Paid	0.00

6. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
7. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Balance, BOP	105,872,000.00
2. Class M Principal Due	9,973,218.73
3. Class M Principal Paid	9,973,218.73
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Balance, EOP	95,898,781.27

7. Class M Note Principal Balance as a % of the Original Class M Note Principal Balance, EOP	0.9057993
8. Class M Note Principal Balance as a % of the Pool Balance, EOP	0.1422179